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                                                                    EXHIBIT 99.3


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PRESENTATION



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OPERATOR


Good day, everyone, and welcome to SPSS's quarter-three 2005 earnings conference call. With the exception of historical information, the matters discussed on this conference call will include forward-looking statements that involve risks and uncertainties, including but not limited to market conditions, competition and other risks indicated in the Company's filing with the Securities and Exchange Commission. A full Safe Harbor statement is available in the quarter-three 2005 press release posted at www.spss.com.

At this time, I would like to introduce Mr. Jack Noonan, President and Chief Executive Officer; Mr. Raymond Panza, Executive Vice President, Corporate Operations and Chief Financial Officer; and Mr. Douglas Dow, Senior Vice President of Corporate Development. Please go ahead, gentlemen.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Good morning and thanks for joining us to discuss our third-quarter 2005 results. I'll make some opening remarks. Then, Ray Panza, our CFO, will comment on our financial results and provide guidance for the fourth quarter of 2005. And we will conclude with a Q&A session.

Q3 was another good quarter for SPSS. It was our fourth consecutive quarter of record revenue. Moreover, new license revenue rose 22% from Q3 2005. This increase was fueled by double-digit growth in our tools and applications businesses.

During the quarter, we sold five Predictive applications. These sales were to such leading companies as NIFTY, Japan's top ISP; Achmea, one of Holland's largest financial services providers; and Saga, the UK's top specialist in providing holiday and financial services products for people over age 50.


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The NIFTY transaction involved the purchase of our predictive and survey applications, which will integrate with the SPSS data mining and statistical tools they had purchased earlier. We believe that our customers will increasingly see our tools and applications as two sides of the same coin. Our tools create predictions and our applications deploy these predictions in business systems. By combining both, our customers are able to harness the full power of predictive analytics on the journey to become a predictive enterprise.

In Q3, we successfully launched a significantly enhanced version of SPSS, our flagship statistical software package. Dan Vesset, a research director from IDC, a leading industry analyst firm, said, and I quote, "With the release of Version 14, SPSS is clearly moving into the enterprise space. The algorithms added to SPSS 14.0 will enable organizations to deal with large amounts of data that are common in today's enterprises. The opening up of SPSS to third-party programming languages will further help extend the reach of SPSS into the enterprise."

We have noted in the past that IDC has found that projects involving predictive analytics generate a much higher return on investment than projects involving nonpredictive analytics. In addition, Nucleus Research in March reported that 94% of SPSS customers they assessed obtained a positive ROI with an average payback period of 10.7 months. We also recently announced that Saga has achieved significant cost savings and a revenue increase of 1 million pounds due to their use of our PredictiveMarketing application.

The public sector continues to recognize the value of predictive analytics. Government agencies throughout the world are discovering how this technology can reshape operations, improve outcomes and identify threats. This month, we announced that the U.S. Army has deployed SPSS software to assess cyber-related attack patterns that threaten key civilian infrastructures.

To conclude, SPSS has come a long way this year. We have substantially strengthened our balance sheet, reinforced our technological edge and enhanced our sales and marketing engines. I will now turn the call over to Ray Panza for his comments on our Q3 results, as well as our outlook for Q4. Ray?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


Thanks, Jack, and good morning. Yesterday's earnings release included unaudited financial statements for the quarter and nine months ended September 30. It is to those financial statements that I will direct my comments this morning.

The 2005 third-quarter results represent a further validation of our strategy and a continuing demonstration of the commitment and ability of the SPSS management team to deliver on stated objectives.

I'm pleased to report that diluted earnings per share for the quarter were $0.22, compared to $0.05 in the same prior-year period; that the operating margin for the quarter increased to 14%, with operating income of 8.2 million, versus an operating margin of 2% and operating income of 1.2 million for the 2004 period; that net revenues for the 2005 third quarter were 58.3 million, representing not only a record Q3, but the highest single quarter except for the most recent 2004 fourth quarter.

Looking closer at third-quarter results, starting with revenue, new license revenues for the 2005 third quarter were 27.4 million, or a 22% improvement over the same period. The increase was driven by double-digit growth in both the tools products, as well as the applications offerings, whereas Jack mentioned we closed five new applications transactions during the quarter.

Excluding the effects of foreign exchange and deferred revenue accounting, 2005 new license revenue in the quarter was up more than 28% over the 2004 third quarter, with 2005 third-quarter sales for stat family tools up more than 40% over the same 2004 period.

Maintenance revenue in the 2005 third quarter was 25 million for a reported 2% increase over the same prior-year period. Again, however, excluding the effect of foreign currency and deferred revenue accounting, maintenance revenue booked was up nearly 12% over the prior year.

Service revenue for the 2005 third quarter was down 11%, compared to the same prior-year period. As we discussed during earlier calls, this decline was expected and is due to the repositioning of the services strategy and the planned decrease in the sample distribution business.

Overall, at 58.3 million, 2005 third-quarter net revenues were up 9% over the prior year, and geographically, we saw growth in total revenue across all continents.

Total operating expenses for the 2005 third quarter were down 4% from the 2004 third period due to savings realized from improved productivity and operating efficiency, continued cost management, including the benefits from prior-period restructuring, and lower headcount. The net




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headcount, full-time/part-time employees, as of September 30, 2005, was 1219, compared with 1295 as of September 30, '04. In addition, 2005 also benefited from the absence of expenses related to the lower services revenues and a reduction in R&D expenses, reflecting improved productivity and rationalization of resources.

As a percentage of revenue, cost of license and maintenance revenues for the 2005 third quarter remained constant with the prior year at 7%, while G&A expenses declined to 11% in 2005 from the prior year's 14%.

One item I would like to address in some detail this morning is the obvious substantial increase in the effective income tax rate for the 2005 third quarter. Specifically, as I discussed during this call at the end of the prior quarter, the area of income tax continues to represent an opportunity for future savings. In our efforts to improve the global tax management function, respond to the 2004 identified Sarbanes-Oxley deficiency, and to pursue tax planning opportunities to reduce the worldwide tax burden, the Company has been aggressively addressing and reviewing the income tax account.

During the 2005 third quarter, proactively working with outside experts, the Company reassessed a number of its major tax provisions and gained a much better understanding of the underlying tax attributes, in particular the deferred income tax asset, which totaled more than 38 million on the year-end 2004 balance sheet. In addition, during the third quarter, the Company timely filed its 2004 U.S. federal income tax return.

While the tax attributes remain sound and available for potential future benefit, it was determined that from an accounting standpoint, that certain true-up adjustments and changes in valuation reserves should be recorded. As a result of the Company's decision to recognize these non-cash income tax charges, the effective income tax rate for the full year 2005 is currently estimated to be 41%. And adjusting for this increase in the overall effective income tax rate, the impact in the third quarter of 2005 resulted in an effective income tax rate of 49%.

It should be noted that the 41% full-year effective rate is calculated using an effective tax rate -- a base effective tax rate of 35%, plus the adjustments largely resulting from the Company's reassessment of the deferred income tax accounts and related charge.

Turning to the nine months, diluted earnings per share for the first nine months of 2005 was $0.55 -- a rounded amount -- compared with $0.11 for the first nine months of 2004. Operating income for the nine months ended September 30, 2005, was 19.4 million, with an operating margin of 11%.

During the first nine months of 2005, the Company recognized a total of 2 million in planned unusual pretax charges related to restructurings for future cost savings. On an annualized basis, the expected savings from these actions is estimated to be more than 3 million. This compares with operating income for the nine months ended September 30, 2004, of 2.9 million, which at that time included unusual pretax charges of 5 million.

For the nine months ended September 30, 2005, net revenues totaled 173.8 million, compared with 163.6 million for the same period in 2004 for a 6% year-over-year improvement.

New license revenue for the first three quarters of the year was 77.8 million, representing an increase of 14% from 68.1 million for the same period in 2004. Excluding the impact of foreign currency exchange rates and deferred revenue accounting, new license revenue for the first nine months of 2005 was up 18% over the same 2004 period.

Maintenance revenue for the first nine months of the year was 76.8 million, or 6% higher than the same period in 2004.

Overall, as a percentage of total sales, license and maintenance, the tools products represented 86% and sales of applications represented 14%.

Operating expenses for the nine months ended September 30, 2005, were down 4% from the same prior-year period due to lower headcount, continuing process improvements and reduced R&D charges, again reflecting improved efficiencies and rationalization of resources. These year-to-date cost savings were partially offset by higher year-over-year charges for professional services largely related to legal and Sarbanes-Oxley compliance and an accrual for earned incentive compensation.

Other income and expense for the first nine months of 2005 was a net expense of
2.2 million, primarily reflecting the negative foreign exchange impact of unrealized losses resulting from foreign currency-dominated intercompany receivables and then a relative strengthening of the dollar.

For the nine months ended September 30, 2005, the effective income tax rate is 41%, which, as previously discussed, reflects the base effective tax rate of 35%, plus non-cash charges largely related to the reassessment of the deferred income tax accounts. Again, as previously discussed, due to this charge, the expected effective tax rate for the full year is 41%, such that 41% is also the expected tax rate for the balance of 2005.


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As of September 30, 2005, cash is 59.1 million, up from 37.1 million as of
December 31, 2004, and cash flow from operating activities was 34.1 million for the nine months ended September 30, 2005, compared to 8.5 million for the same prior-year period.

More importantly, free cash flow, defined as net cash provided by operating activities less capital expenditures and less capitalized software and development costs, was a positive 21.8 million for the first nine months of 2005, compared to a negative deficit of 2.3 million for the same period in 2004.

Net accounts receivable at September 30, 2005, were 37.9 million, with DSO continuing to be maintained at under 60 days for the quarter for a record low four-quarter DSO average of less than 65 days.

As of September 30, 2005, non-cash working capital, excluding deferred revenue, was 12.3% of trailing 12-month revenue. This continues to reflect the Company's liquidity and ability to generate cash. Deferred revenues as of September 30, 2005, were 60 million, compared to 55 million as of September 30, 2004 -- nearly a 10% improvement.

Looking ahead to the fourth-quarter and full-year outlook, building long-term value will continue to be most dependent on the continuing growth in revenues. From the results over the past four quarters, the Company has demonstrated substantial strength in its tools business, a growing applications pipeline and a consistent ability to leverage its differentiation in the marketplace for driving new revenue with increasing success in a competitive environment and new product releases.

The Company has already made significant progress in making operational changes and will continue to be focused on improving productivity, identifying cost management opportunities and increasing margins.

For the fourth quarter, we expect revenues to be between 61 million and 64 million, with reported diluted earnings per share between $0.22 and $0.28. These estimates anticipate further charges resulting from cost management initiatives, as well as the impact of the previously discussed expected higher effective income tax rate.

For the full year 2005, we have increased guidance for revenues from the previous range of 230 million and 235 million to a higher new range of between 235 million and 238 million, and a change from previous earnings guidance of $0.70 to $0.75 per fully diluted earnings per share for all of 2005. We are raising the midpoint of our earnings guidance by over 10% to a new range of between $0.77 and $0.83.

As discussed on prior calls, our goal is to create a culture of progress as we continue to increase the quality of the balance sheet and improve operating margins to provide a foundation for continued success, including the necessary financial and operational attributes for even more aggressive growth strategies.

We still have much work ahead of us, but we believe that these results reflect improved sales and marketing execution by an entire organization that is focused on the creation of shareholder value. The 2005 third quarter represents another milestone in further demonstrating the ability of the SPSS management team to consistently deliver upon promise results.

As an addendum, furthermore, management believes that it is appropriate to provide investors with revenue changes before foreign currency translation effects and the impact of deferred revenue accounting when such changes significantly affect the year to date comparisons. Management believes that providing comparison before foreign currency and deferred revenue provides investors with an improved basis of the internal base growth rate. Thank you.

At this time, I would like to turn the meeting back over to Jack.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Thanks, Ray, and let's open it up for questions.


QUESTION AND ANSWER

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OPERATOR


(Operator Instructions). Joan Tong, Sidoti & Co.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Good morning. It was a very nice quarter on application sales, and I just want to see if you can give us a little bit more color in terms of the pipeline, and also if you can talk about, like, whether the interest and the demand for the application business is really ramped up to a level where you think that this kind of double-digit growth rate is going to be sustainable for the next couple of quarters?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Well, this is Jack. The pipeline has continued to grow, as we've said, each quarter throughout this year. And we're never, I guess, pleased with where we are, but I believe we're finally seeing that we're able to push some things through the pipeline. So we're expecting to continue similar kind of growth as we move into next quarter and into next year.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Okay. And another questions is, is there any way that you can break down the sales performance by product type, like, for example, you have data mining products, statistics products, your market research and your application sales. If you cannot break that down, maybe just to talk a little bit about the growth prospects, like, you know, qualitatively going forward by product type?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Joan, this is Jack. As we look at it, we're continuing to focus more and more at the tools as a set of tools because we're seeing them sold together, and we're also seeing many times now tools sold with our applications. And so as we look at the growth, as we announced, we have seen double-digit growth in both our tools and applications.

What we see as we outlook in the short term, because you can only look out a couple quarters with the pipeline we have, we're expecting similar kind of growth going forward. So we're pretty happy with where we are right now. And the activities on both -- the tools are fairly short cycle and the applications are much longer cycle. So we have a much better view, actually, of the applications pipeline because of the longer sales cycle than we have of the tools.


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JOAN TONG  - SIDOTI & CO. - ANALYST

Okay.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


And so that's kind of how we manage the business and where we are today.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Okay. And also, you've mentioned about you're increasingly seeing some, like, bundled deals, you know, that customers actually have been buying your tools, and now it's like -- purchasing your applications as well. Have you seen any increase in average deal size because of that?


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DOUGLAS DOW  - SPSS INC. - SVP OF CORPORATE DEVELOPMENT


Joan, this is Doug. What we've seen over the year, if you go back within the quarter, if you quickly look at it, we're seeing the number deals over $100,000 increase -- in terms of number of deals, about 90%. And year to date, both the deal size -- talking about deals over 100,000 again --
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from a dollar volume and number of deals standpoint, we're up roughly 50% in both categories, again on a year-to-date basis. So the deal sizes are increasing.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Okay, great. And one last question is for Ray. You had mentioned about a 41% tax rate for the full year of 2005. Any idea how '06 will be like?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


Well, we are not addressing '06 outlook at this point, but the base rate that we're looking at for the effective tax rate is 35%, and I would not expect the kind of charges in '06 that we have right now.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Okay, great. Thank you very much.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Thanks Joan.


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OPERATOR


Sean Jackson, Avondale Partners.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Good morning. Nice quarter.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO

Thanks Sean.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


You mentioned in your guidance -- I don't know if I heard this right or not -- but that you do anticipate some other restructuring charges in the fourth quarter. That was included in your EPS number.


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


Yes. We're continuing to look at opportunities to improve productivity and efficiencies in the business. And as we go through there, there may be charges that we have to take in along the way, like we did earlier in the year.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay. Will the magnitude be in the ballpark as those in the previous quarters, say, the first half of this year?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO

Probably Less.
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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay. Also, you mentioned, too, you gave a reason for the subscription revenue line being lighter this quarter than last. Can you just repeat that and go into more detail?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


You are talking about the services revenue.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay.


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


Or are you talking about the maintenance?


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


I'm talking about the maintenance.


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


On the maintenance?


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Yes.


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


No, no. The maintenance on a reported basis was up 2% in the quarter. Largely, it's two things. It's the mix in terms of the deferred revenue accounting, in terms of what we had booked in prior years, what's coming back versus what we booked now and then gets deferred. And what you saw in the balance sheet is in deferred revenue, a year-over-year increase of 5 million. So there's revenue that will come back in the future. So just mathematically on the P&L, we ended up with a net 2%.

The other factor that drives that is the combination of currency exchange, which goes both ways. But I'm not concerned about the 2%. As I'd mentioned, if I exclude currency and if I exclude the deferred revenue accounting factors, it's actually up about 12%.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay. And lastly, you said you had five application deals in the quarter. Is that correct?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


That's correct.
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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


How many of those were from existing customers, customers that already have your tools, and how many of those were brand-new customers?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


I believe it was two and three -- three were -- that didn't own existing tools.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay. And also, just -- were there any very big license deals in the quarter that contributed to the overperformance on that license line?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


This is Jack. We had one seven-figure deal in the quarter. And so it's kind of -- it was typical for last year -- we were in a similar situation with a deal about the same size. So when we compare third quarter last year to third quarter this year with the one large deal last year and then one large deal this year, it was quite comparative.


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SEAN JACKSON  - AVONDALE PARTNERS - ANALYST


Okay. Thanks. Good stuff.


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OPERATOR


Peter Goldmacher, SG Cowen.


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PETER GOLDMACHER  - SG COWEN & CO. - ANALYST


Hi guys. First, just following up on that maintenance issue, Ray, is the modest maintenance growth partially a result of just sort of slower sales last year working through the balance sheet?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


It's a combination of those kind of factors in terms of what you hang up, but when it reverses. Generally, they reverse over 12 months. And as you know, 2003 and the first part of 2004 were not as strong as we would like, and then the last four quarters now, we've been putting up record revenues. So you're getting this balance in terms of what goes to the balance sheet versus what's coming off the balance sheet. So the balance sheet is growing, but the change on the P&L gets tempered down in the interim.


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PETER GOLDMACHER  - SG COWEN & CO. - ANALYST


Okay. Got it. Can you talk a little bit -- Jack, maybe this is a better question for you. Can you talk a little bit about what you're seeing in the broader environment as far as an understanding and the desire of predictive analytics -- is it getting a little bit easier to sell? Are people starting to understand the message and understand the potential, or do you feel like you're still spending a lot of time evangelizing?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


We are still spending a lot of time evangelizing. My conversations with customers, though, over the last couple of months, not only customers but partners, the predictive analytics message is resonating. Moving people from interest to closure is still -- we're not across the chasm with our
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applications. Where we clearly are on the -- effectively the downside of the curve with our stats business, our data mining we're riding up the curve, and we're still crossing the chasm with applications.


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PETER GOLDMACHER  - SG COWEN & CO. - ANALYST


Okay. Thank you.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Interest is there, and it's just moving them through the cycle.


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PETER GOLDMACHER  - SG COWEN & CO. - ANALYST


Got it. Thanks.


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OPERATOR


Brent Williams, KeyBanc Capital Markets.


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BRENT WILLIAMS  - KEYBANC CAPITAL MARKETS - ANALYST


First off, a housekeeping or potentially a senior moment type of question. Tools versus apps number in Q3 -- I got the one for the nine months, but I had a senior moment on the one for the quarter.


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


All we said about the two, I believe, was they were up double digits.


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BRENT WILLIAMS- -KEYBANC CAPITAL MARKETS - ANALYST


Okay. And then on the application deals that you have bagged in the Q3 versus the last couple of quarters, what is the overall trend in deal size? Is it about the same as when you first launched the products? Has it gone up -- drifted upwards? Is it materially up? And the survey and market research piece, and deals like the NIFTY deal that you commented on -- is that a significant incremental kick to deal sizes, or does that just get layered in there?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


This is Jack. It just gets layered in. We're seeing -- I think the term you used was drifting up -- is absolutely right. And that's kind of how it's moving, which is very positive, because we'll be able to include more technology in individual deals. And the more we sell, the more ROI our customers get, the more references we're able to use. It is drifting up.


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BRENT WILLIAMS  - KEYBANC CAPITAL MARKETS - ANALYST


Okay. Well, that'll do it for me.
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OPERATOR


Steve Ashley, Robert W. Baird.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


A couple of questions. First of all, with these predictive apps you sold, how long does it take a customer to implement that, get up and running and start to actually realize some of the benefits?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


We're typically looking at 90 to 120 days for first implementations. But many times, there's been a proof of concept, where this technology has been deployed earlier. So, we're in that range -- the 90 to 120 days is a reasonable call on that.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


And if we look at your tools business, up double digit in the period, can you offer some maybe qualitative comments on the unit growth that you're seeing year over year in that business?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


In the unit growth, they were up also, and we were up double-digit unit growth. So this wasn't driven by pricing or anything. We saw, I think, similar kind of growth numbers on units that we saw on revenue.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


And in terms of this period, Ray, the amount of restructuring expense that you might have buried in the operating expense line?


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RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


In the third quarter, there was no charges.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


Great. And are you able to provide any more granularity on the geographic performance between U.S., the UK and other at this point?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


This is Jack. We had good performance worldwide. This was probably as close as we could hit -- not that we were not -- had a little miss in the system, but we were firing on all eight cylinders this quarter.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


Terrific. And just lastly, Jack, you mentioned the connectivity and connective tissue you are starting to see between the tools and the apps business. Could you just run through that again so I can maybe better understand it?



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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Yes. As I said, our tools are used to build analytic models or the predictions, and our applications are used to deploy those within the operational systems. And I am going to talk specifically about our -- three of our predictive apps. We have multiple applications, but we've been focusing only on the predictive apps -- PredictiveMarketing, PredictiveCallCenter and PredictiveClaims.

And when we sell analytics, we typically sell into a group that focuses on doing analysis. Typically, those groups are in marketing departments. When we sell our applications, it is typically to a line of business manager or a C-level executive within the organization.

There are typically not direct ties between the analyst community. So it's difficult to sell up. So we enter at another place in the organization and reference down. And that's where I guess we're starting to learn how to do that. We assume that we only had a reference base that we could use, but what we're finding is there is becoming more of a close tie because there's I think more of an understanding in the organization, the value of predictive analytics that didn't exist two years ago.

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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


When you go to the main level -- to the line of business manager, are there some models that already exist in the marketing department by analyst that could be leveraged? They are already just sitting there; we simply have not found a way to get a benefit from them in the -- let's say in the call center or wherever? Is there that ability to leverage an existing model, or do you just have to basically build them all from scratch?


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JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


No. You're absolutely right. Sometimes we have to build them from scratch if there was no involvement, like in claims. But many times, our models are currently being used in databases -- are stored, where when we would deploy the PredictiveCallCenter app, we would use the same model or an augmented model and deploy that within the call center. You're absolutely right.


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STEVEN ASHLEY  - ROBERT W. BAIRD & COMPANY - ANALYST


Okay.  Perfect. Thanks so much.


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OPERATOR


(Operator Instructions). Patrick Walravens, JMP Securities.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


So I guess -- I'm not sure who this is the right question for, but what is your long-term sort of EPS growth target?


--------------------------------------------------------------------------------
RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


What do you mean when you say long-term target?


--------------------------------------------------------------------------------
PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


You know, looking over a couple of years, what should investors be able to expect in terms of EPS growth from you guys?


--------------------------------------------------------------------------------
JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


I'm going to speak first. You've got Ray over here very tight-lipped. We're expecting EPS growth to grow faster than revenue growth over the next couple of years.

                                                                FINAL TRANSCRIPT
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NOV. 02. 2005 / 10:00AM, SPSS - Q3 2005 SPSS EARNINGS CONFERENCE CALL
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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


Okay. And so what do you expect the revenue growth to be like?


--------------------------------------------------------------------------------
RAYMOND PANZA  - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


At the next call, we will talk about 2006.


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PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


Yes, and it may be something to think about. But I'm not even talking about just 2006, but your stock has moved enough at this point, so I think people need some sort of a benchmark of, you know, currently, what are you guys hoping to achieve, you know, looking out a couple of years.

So that's one. Secondly, Jack, I'm pretty sure this one's for you. Looking at Q4 and Q1, you've got some tough comps coming, right? I mean, those were pretty good numbers last year. And at the same time, there's sort of this unease about the consumer out there, right, inflation fears and energy. So have you seen that -- the sort of the consumer concern start to impact enterprise spending at all? I guess that's the first part of the question. And the second part of the question is how do you look at those comps?


--------------------------------------------------------------------------------
JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Well, you can see what we gave for our forecast for the fourth quarter or outlook for the fourth quarter. So you can see kind of what we think against the comparison. So we're still looking it up. I think we are -- and our outlook also shares this -- we haven't seen significant downturn in the market, but we have a fear. And its like everyone else, it's an unknown sitting out there. And so our outlook takes that into account also.


--------------------------------------------------------------------------------
PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


Okay, but have you had clients come back to you so far and say, you know, well, we're starting to trim our budgets because of these kind of things, or have you seen anecdotally evidence of that yet?



--------------------------------------------------------------------------------
JACK NOONAN - SPSS INC. - PRESIDENT AND CEO


We have not. What we have seen, though, is like everyone, you have more deals lined up in the quarter that you actually close, and stuff slips out. We have had no one say that because of the oil situation, we are delaying this purchase.


--------------------------------------------------------------------------------
RAYMOND PANZA - SPSS INC. - EVP, CORPORATE OPERATIONS AND CFO


And Pat, as you know, our product drives ROI. We are selling solutions, as people say, rather than software. And as folks look at the numbers and the value that we add, it actually gives us an advantage in the marketplace from a competitive standpoint that actually helps us.


--------------------------------------------------------------------------------
PATRICK WALRAVENS  - JMP SECURITIES - ANALYST


Great. Okay, thanks very much.


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OPERATOR


You have no further questions.

                                                                FINAL TRANSCRIPT
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NOV. 02. 2005 / 10:00AM, SPSS - Q3 2005 SPSS EARNINGS CONFERENCE CALL
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--------------------------------------------------------------------------------
JACK NOONAN  - SPSS INC. - PRESIDENT AND CEO


Well, thanks, everybody, for joining us to hear about our Q3 2005 results. And please join us on November 16 for our investors' day, and stay for Directions our users' conference the following two days. These sessions will be held at Caesars Palace, and you can get additional information about investor day from Ray Panza. And for directions, there's a full write-up on our website. So thanks again for attending the call.


--------------------------------------------------------------------------------
OPERATOR


Ladies and gentlemen, this concludes your conference call for today. We thank you for your participation. You may now disconnect. Have a good day.



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